Exhibit 10.39(f)

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.  THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL

AMENDMENT No. 6 TO PURCHASE AGREEMENT DCT-014/2004

This Amendment No. 6 to Purchase Agreement DCT-014/2004, dated as of November 9, 2004 (“Amendment No. 6”) relates to the Purchase Agreement DCT-014/2004 (the “Purchase Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airline, Inc. (“Buyer”) dated March 19, 2004 as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 6 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 6 sets forth additional agreements between Embraer and Buyer relative to new confirmation date for the remaining two (2) Conditional Aircraft and changes the address of Buyer.

Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 6, which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 6 and the Purchase Agreement the terms, conditions and provisions of this Amendment No. 6 shall control.

WHEREAS, in connection with the Parties’ agreement above mentioned, the Parties have now agreed to amend the Purchase Agreement as provided for below:

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1.              Conditional Aircraft:  The first paragraph of Article 22.1 of the Purchase Agreement shall be deleted and replaced by the following:

“22.1                               Buyer’s right to purchase [*] shall be subject to Buyer giving notice to Embraer of its election to purchase [*] on or before [*].  Buyer shall be allowed to confirm the acquisition of all or part of [*].”

The second paragraph of Article 22.1 shall remain unchanged.

2.              Buyer’s address: Article 24.2 of the Purchase Agreement shall be deleted and replaced by the following:

“24.2         BUYER:

* Confidential

Republic Airline, Inc.
8909 Purdue Road, Suite 300

Indianapolis, IN  46268
Attention:  President
Tel:  317-484-6047
Fax:  317-484-6060

With a Copy to:

Wexford Capital LLC
411 West Putnam Avenue
Greenwich, Connecticut  06830
Attention:  Jay Maymudes
Tel:  203-862-7050
Fax:  203-862-7350

and

Republic Airways Holdings Inc.
8909 Purdue Road, Suite 300
Indianapolis, IN  46268
Attention:  President
Tel:  317-484-6000
Fax:  317-484-6040

3.              Miscellaneous: All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 6 shall remain valid in full force and effect without any change.

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IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 6 to Purchase Agreement to be effective as of the date first written above.

EMBRAER – Empresa Brasileira de Aeronáutica S.A.	Republic Airline, Inc.

By	By
Name	Name:
Title:	Title:

By	Date:
Name	Place:
Title:

Date:
Place:

Witnesses:

Witness:	Witness:

Name:	Name:

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ATTACHMENT “D-A”

AIRCRAFT
ESCALATION FORMULA

[*]

* Confidential

ATTACHMENT “D-1A”

AIRCRAFT ESCALATION FORMULA

[*]

[	]

* Confidential

ATTACHMENT “D-2A”

AIRCRAFT
ESCALATION FORMULA

[*]

* Confidential